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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 28, 2005


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Delaware                 333-120916                   30-0183252
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)


   383 Madison Avenue
   New York, New York                                           10l79
  ---------------------                                       ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


EXHIBIT NO.                DESCRIPTION
-----------                -----------
3.1                        Amended and Restated Trust Agreement, dated as of
                           February 28, 2005, among Structured Asset Mortgage
                           Investments II Inc., as Depositor, Wilmington Trust
                           Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator, Certificate Registrar and Certificate Paying Agent.

EXHIBIT NO.                DESCRIPTION
-----------                -----------
3.2                        Grantor Trust Agreement, dated as of February 28,
                           2005, among Structured Asset Mortgage Investments II
                           Inc., as Depositor, Wells Fargo Bank, N.A., as
                           Securities Administrator and U.S. Bank National
                           Association, as Grantor Trustee.

EXHIBIT NO.                DESCRIPTION
-----------                -----------
4.1                        Indenture, dated as of February 28, 2005, among Bear
                           Stearns ARM Trust Series 2005-2, as Issuer, U.S. Bank
                           National Association, as Indenture Trustee and Wells
                           Fargo Bank, N.A., as Securities Administrator.

EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Servicing Agreement, dated as of February 28, 2005,
                           among Structured Asset Mortgage Investments II Inc., as Depositor, EMC Mortgage Corporation, as Seller,
                           Wells Fargo Bank, N.A., as Master Servicer and
                           Securities Administrator and U.S. Bank National
                           Association, as Grantor Trustee.


EXHIBIT NO.                DESCRIPTION
99.2                       Administration Agreement, dated as of February 28,
                           2005, among Bear Stearns ARM Trust 2005-2, as Issuer,
                           Wells Fargo Bank, N.A., as Securities Administrator,
                           Wilmington Trust Company, as Owner Trustee and
                           Structured Asset Mortgage Investments II Inc., as
                           Depositor.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                              STRUCTURED ASSET MORTGAGE
                                              INVESTMENTS II INC.


                                              By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


Dated: March __, 2005

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                                  EXHIBIT INDEX


Item 601 (a) of                             Sequentially
Regulation S-K                                Numbered
  Exhibit No.                                Description
  -----------                                -----------

      3.1 Amended and Restated Trust Agreement, dated as of February 28, 2005, among Structured Asset Mortgage Investments II Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator, Certificate Registrar and Certificate Paying Agent.

      3.2 Grantor Trust Agreement, dated as of February 28, 2005, among Structured Asset Mortgage Investments II Inc., as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Grantor Trustee.

      4.1 Indenture, dated as of February 28, 2005, among Bear Stearns ARM Trust Series 2005-2, as Issuer, U.S. Bank National Association, as Indenture Trustee and Wells Fargo Bank, N.A., as Securities Administrator.

     99.1 Servicing Agreement, dated as of February 28, 2005, among Structured Asset Mortgage Investments II Inc., as Depositor, EMC Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Grantor Trustee.

     99.2 Administration Agreement, dated as of February 28, 2005, among Bear Stearns ARM Trust 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as Owner Trustee and Structured Asset Mortgage Investments II Inc., as Depositor.